SEARCHLIGHT MINERALS

Unearthing Opportunities

Forward Looking Statements

SEARCHLIGHT MINERALS

This Presentation may contain, in addition to historical information, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this Presentation that are forward-looking statements are subject to various risks and uncertainties concerning the specific factors disclosed under the heading "Risk Factors" and elsewhere in the Company's periodic filings with the U.S. Securities and Exchange Commission. When used in this Presentation, the words such as "could," "plan", "estimate", "expect", "intend", "may", "potential", "should", and similar expressions, are forward-looking statements. The risk factors that could cause actual results to differ from these forward-looking statements include, but are not restricted to the Company's limited operating history, uncertainties about the availability of additional financing, geological or mechanical difficulties affecting the Company's planned geological work programs, uncertainty of estimates of mineralized material, operational risk, environmental risk, financial risk, currency risk, and other statements that are not historical facts as disclosed under the heading "Risk Factors" in the Company's Annual Report on Form 10-KSB filing with the SEC and elsewhere in the Company's periodic filings with securities regulators in the United States. Copies of the Company's periodic reports are available on the SEC's website at http://www.sec.gov.

Vision of Searchlight Minerals?

SEARCHLIGHT MINERALS


Vancouver
Seattle
WASHINGTON
OREGON
IDAHO
NEVADA
UTAH
Las Vegas
ARIZONA
Phoenix

- Build SMC into a significant mid-tier mining company
- An exploration/producer hybrid
- Develop two projects: both a near term production project and a longer term exploration project

SEARCHLIGHT MINERALS

Unearthing Opportunities

Clarkdale Slag Project


Unearthing Opportunities

Clarkdale Slag Project

SEARCHLIGHT MINERALS

- Unique slag reprocessing project
- Involves both base and precious metals
- Produced from the "Billion Dollar Copper Camp" in Jerome, Arizona
- Short-term production horizon

Clarkdale Slag Project

SEARCHLIGHT MINERALS



- 79 **Au** Gold 196.96655 — Gold
- 47 **Ag** Silver 107.8682 — Silver
- 29 **Cu** Copper 63.546 — Copper
- 30 **Zn** Zinc 65.409 — Zinc
- 26 **Fe** Iron 55.8457 — Iron

Clarkdale Slag Project
Project Location

SEARCHLIGHT MINERALS


ARIZONA
Las Vegas
Clarkdale
Project Area
Phoenix


833 Acre
Project Area
200 Acre
Permitted Area
Clarkdale

- Located in city of Clarkdale
- 107 miles N of Phoenix
- Located on ~800 acres of industrial zoned land

Clarkdale Slag Project
History - Jerome Mine: 1892-1952

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United Verde Mine was a high-grade massive sulphide deposit that started as underground mining operation, direct ship to a smelter

Then moved to an open pit operation that shipped ore to site with flotation concentrator and smelter


WHOLESALE

Clarkdale Slag Project
Acquiring 100%

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- SMC entered into an option agreement with VRIC to acquire the remaining 50% of the Clarkdale Project
- 100% of Project with 800+ acres of land and all assets
- Closed transaction on February 15, 2007
- SMC now has 100% ownership



Clarkdale Slag Project
Technical Team

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- Hired full-time Project Manager, Dr. Hewlett
  - Relocated to Phoenix, AZ to run project
- Retained an independent engineering firm
  - Mountain States R&D International (MSRDI)
- All work certified and performed under Chain of Custody (COC)

Clarkdale Slag Project Exploration Program

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- Initiated drilling program
  - ➢ Several holes at wide spacing
  - ➢ 5-20 ft interval samples assayed
- Develop tonnage estimates and grade contour
- Assayed drill hole intervals and several 750lb bulk samples



RIM OF PILE
TOE OF PILE
NORTHING
ROAD
EASTING
200
300
400
500
600
700
800
CLARKDALE SLAG PROJECT
DRILLING PROGRAM
N
SCALE
LEGEND



Clarkdale Slag Project
Inventory – Grade & Tonnage

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Independent Mining Consultants (IMC) took all data and produced a report – May 21, 2007

Slag C Pile	Tons in Millions	Au (opt)	Ag (opt)	Cu (%)	Zn (%)	Fe (%)
East	19.86	0.50	0.10	0.34	2.47	33.18
West	0.34	0.39	0.07	0.22	1.70	31.30
COMBINED	**20.20**	**0.50**	**0.10**	**0.34**	**2.46**	**33.15**







Clarkdale Slag Project
COC Bulk Tests: 5 – 750lb

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MSRDI took a 4,000 lb sample and divided it into 5 750lb samples, ran it through mill in Phoenix and fire assayed the samples for results

Surface Bulk Sample Results						
Sample	Composite Detail	Gold Au (opt)*	Silver Ag (opt)*	Copper Cu (%)	Zinc Zn (%)	Iron Fe (%)
SS1B-1	Surface Bulk Sample	0.361	0.285	0.36	3.00	33.8
SS1B-2	Surface Bulk Sample	0.422	ND**	0.35	2.80	30.4
SS1B-3	Surface Bulk Sample	0.428	ND**	0.33	2.90	30.4
SS1B-4	Surface Bulk Sample	0.444	ND**	0.36	2.80	29.8
SS1B-5	Surface Bulk Sample	0.434	ND**	0.34	2.90	30.6
Average		**0.42**	**0.06**	**0.35**	**2.88**	**31.0**

** opt (ounces per ton) **ND (None Detected)*

Clarkdale Slag Project
Internal Pre-Feasibility Study

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A mineral processing flow sheet was developed



A 2 ton per hour pilot plant was set up to test the process



All components were tested on a smaller scale

No “black box” technology

Dr. Hewlett authored an internal pre-feasibility report

Pilot Plant: Ongoing Testing



Impact Mill



Vibratory Mill



Ceramic Rods



Leaching



Filtration



Ion Exchange

Clarkdale Slag Project Feasibility – 1st Production Module

SEARCHLIGHT MINERALS

The final processing flow sheet has engineered and all the equipment has been ordered

Made up of four major areas:

- ❖ Grinding
- ❖ Leaching
- ❖ Filtering
- ❖ Extraction



SLAG MATERIAL
Tramp Iron Separator
Initial Crushing & Screening
Loading & Transport
Module Building
GRINDING
Impact Mill
Add Water
Vibratory Mill
Add Water & Leach Chemicals
LEACHING
1
2
3
6 Leach Tanks
4
5
6
EXTRACTION
Zn
Cu
Au - Ag
Resin Columns
Pregnant Solution Tank
FILTERING
1
2 Filter Presses
2
Electrowinning Building
EXTRACTION
Cu
Zn
Electrowinning Circuits
FILTERED BYPRODUCT "FERROSILICATES"
Stored and/or Sold to Market
GOLD & SILVER LOADED RESINS
Sold to Refinery
COPPER & ZINC METAL
Sold to Refinery/Market

Processing Building: Before & After

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- Rehabilitation of World War I Era Building
- 26,000 square foot building on 3 floors
- Part of existing Use Permit, 1 of 2 buildings needed

Processing Building: Transformation

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Grinding: Hopper Pit & Weigh Belt

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Slag is screened off the pile, stockpiled, loaded into hopper pit and fed on a weigh belt to control the feed rate to the mill







Grinding: Impact Mills & Superstructure

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Slag is conveyed and run through impact mills (dry) and passed through screens, with any over-size material being re-run (consistent output)









Grinding: 50 Ton Vibratory Mill

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Final stage of grinding is completed wet (with addition of water) in a large, ceramic-lined vibratory mill loaded with ceramic rods





Leaching: Cascading Leach Tanks







Slurry from vibratory mill is mixed with leach chemicals and water (halide leach) and fed through a series of leach tanks

Filtration: Two Press Filters

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Filters separate the liquids and solids, with the pregnant solution (metal bearing) being pumped to the Ion Exchange (IX) circuit

Filtration: Catch Bins in Basement

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Benign byproduct is washed in the filtration step, conveyed into bins and stored in holding facility on site



Ion Exchange (IX): Continuous Elution





Pregnant solution containing Au, Ag, Cu & Zn is run through a series of resins (highly selective collectors)

Au/Ag loaded resins are sold to refinery as a high value product

Cu/Zn resins are stripped (recycled) and metal is further refined to solid metal in the electrowinning (EW) step

EW Equipment: On Site in Clarkdale

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EMEW Copper System



Traditional Zinc EW System



Electrowinning is the final extraction step, using electrical current to plate solid Cu and Zn metal to be sold

EW Building: Final Cu & Zn Extraction

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EW building will house both Cu and Zn units

Construction underway, expected to complete in fourth quarter 2008



Laboratory: On Site Analytical Ability

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EXIT

Fully equipped laboratory, including Inductively Coupled Plasma (ICP) Analyzer

Enabling technical team to conduct immediate on-site analyses of leach results in order to further optimize the metals extraction process



Phase II: Preparing for 2K tons/day







CAT

Feasibility – 1st Production Module

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It is the Company's goal to have a complete and operating module before the end of 2008

Clarkdale Slag Project
Proposed Budget

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Estimated Capital Costs - Clarkdale		$ M	$ M
Phase 1	**First Module of Production (100 tons/day)**		**$ 4.95 M**
	Building Rehabilitation & Construction	$ 0.75	
	Production Module Assembly	$ 2.50	
	Production Module Operation	$ 1.20	
	Feasibility Study	$ 0.50	
Phase 2	**Preparation for Expansion (2,000 tons/day)**		**$ 6.00 M**
	• Architecture and Engineering Site Plan		
	• Grading 18 Acres & Adding Services		
	• Ferrosilicate Marketing Study		
	• Deposits on Equipment & Contracts		
	Total Estimated Capital Costs		**$ 10.95 M**

Clarkdale Slag Project
Not A Typical Mining Project

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STANDARD MINING PROJECT HURDLES

Discover Sizeable Resource	Prove Ore Reserves	Complete Feasibility	Acquire Permits	Establish Infrastructure and Access	Build and Start-Up Mine



CLARKDALE SLAG PROJECT

Have ~ 20M tons of material	Completed 18 drill holes 1780 feet	Operated Scaleable Pilot Plant	Secured Use Permit for 2k/day	All Major Utilities Available	No Complex Pre-Mining Required
On surface - Very Homogenous	Completed Bulk Leaches	Completed Internal Pre-Feasibility	Received Air Quality Permit	On 800 Acres of Industrial Land	Simple Mine Plan-No Blasting
No need for Geologic Model	Mineral Inventory Completed	Started Construction of First Module	Working with URS on permitting	Near City & Rail Access on Property	No Tailings Facility Required

SEARCHLIGHT MINERALS

Unearthing Opportunities

Searchlight Gold Project


Unearthing Opportunities

Searchlight Gold Project

SEARCHLIGHT MINERALS

- Exploration project
- Focused on making a significant precious metal discovery
- Near an established gold mining camp in Searchlight, Nevada

79
Au
Gold
196.96655

Gold

47
Ag
Silver
107.8682

Silver


1 µm

Searchlight Gold Project
Project History

SEARCHLIGHT MINERALS

- Extensive work over the past 15 years has indicated the presence of gold in potentially economic concentrations on SMC claims
- Inconsistent results made full-scale operations problematic



Searchlight Gold Project Technical Team

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- Retained an independent engineering firm
  - Arrakis, Inc
- Established in 1988 in Denver, Colorado
- All work certified and performed under Chain of Custody (COC)

Arrakis, Inc.
Mining & Environmental Technology Application

Searchlight Gold Project
Preliminary Results

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Chain of Custody Results Summary

COC Tests (SP4)	Feed Grade Gold (opt)**	Extracted Grade Gold (opt)**	Leach Method
Bench Leach Tests			
SP4 – 500grams	0.58	0.24 – 0.42	48 hr Leach
SP4 – 50lbs head Con 1 Con 2	0.54 1.56 0.93	 0.36 0.75	 96 hr leach 96 hr leach
Bulk Leach Tests			
BL1 - 1,000 lbs	0.58	0.25	48 hr Leach
BL2 - 1,000 lbs	0.58	0.22	48 hr Leach
BL3 – 9,000 lbs head 1,674 lbs cons	 0.90	 0.21	 72 hr Leach
Autoclave Tests			
TP2-12 – 200 grams	0.34 – 0.39	0.03 – 0.26	1.5 hr Autoclave
TP8 – 200 grams TP9 (TP8 tails) Total	0.37	0.16 0.14 0.30	1.5 hr Autoclave 1.5 hr Autoclave 3.0 hr Autoclave

Searchlight Gold Project Budget

SEARCHLIGHT MINERALS

Estimated Capital Costs - Searchlight	$	$
Phase 1 Metallurgical Testing Program		$ 600,000
• Independent Metallurgical Testing		
• Bulk Sampling, Milling, Leaching and Extraction Tests to Optimize Recovery		
• Update Independent Engineering Report with Results		
Phase 2 Drilling and Pre-Feasibility Program		$ 400,000
• Obtain Permit to Drill 18 Holes		
• Chain-of-Custody Sampling/Assaying		
• Pilot Plant Tests (Pre-Feasibility)		
Total Estimated Capital Costs		$ 1,000,000

SEARCHLIGHT MINERALS

Unearthing Opportunities

Financial Information

Unearthing Opportunities

Capitalization & Finances

SEARCHLIGHT MINERALS

Capitalization	
Issued & Outstanding	105,728,409
Float	(Approx) 48,500,000
Total Fully Diluted	128,232,394
Market Capitalization	~$300 M
Average Trading Volume	150,000 / Day

Finances	
Cash (06/30/08)	$13,538,031
Long-Term Debt	$0
Stockholders Equity (06/30/08)	$115,191,920
Burn Rate	$600,000 / Month

2008 Budget

SEARCHLIGHT MINERALS

Estimated Budget – Searchlight Minerals	$ M	$ M
Clarkdale Slag Project		**$ 10.95 M**
Phase I – First Production Module	$ 4.95	
Phase II - Expansion	$ 6.00	
Searchlight Gold Project		**$ 1.00 M**
Metallurgical Testing Program	$ 0.40	
Drilling & Pre-Feasibility Program	$ 0.60	
General Administration		**$ 5.10 M**
Administrative	$ 2.00	
Legal & Accounting	$ 1.10	
Consulting Services	$ 2.00	
Total Estimated Budget		**$ 17.05 M**

Corporate Focus

SEARCHLIGHT MINERALS

- Progressing the Clarkdale Project
  - Begin start-up/testing procedures in main building
  - Finish construction and installation of EW building
  - Full operation of 1st production module
  - Complete feasibility and expand to full production
- Maturing Searchlight Minerals corporately
  - Manage cash and look to larger exchange listing
  - Further progress Searchlight Project

SEARCHLIGHT MINERALS

Unearthing Opportunities